LAURA SCHMALTZ OBERST
Vice President
Commercial Banking

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0091
612/667/5714
Fax: 612/667-4144

December 12, 1995

Ultra Pac, Inc.
21925 Industrial Boulevard
Rogers, Minnesota 55374-9474

ATTENTION: Brad C. Yopp, CFO

RE: Credit and Security Agreement dated June 13, 1994 and amended on June 30, 1995 and October 18, 1995 made by and among Ultra Pac, Inc. (the "Borrower"), West One Bank, Idaho ("West One"), Norwest Bank Minnesota, National Association, in its capacity as lender ("Norwest"), and Norwest Bank Minnesota, National Association, in its capacity as agent.

Dear Mr. Yopp:

This letter responds to your letter dated December 6, 1995 addressed to Ms. Laura Oberst of Norwest. Your letter cited two anticipated covenant breaches by the Borrower relative to Sections 6.12(d) and 6.12(e) of the above-referenced Credit And Security Agreement (the "Agreement"). Your letter requested waivers by West One and Norwest of such covenant breaches for the period ending October 31, 1995.

Please be advised that the undersigned hereby grant the Borrower's request for a waiver of the covenant breaches relative to Section 6.12(d) and 6.12(e) of the Agreement, but only as such breaches relate to Borrower's fiscal quarter which ended on October 31, 1995. The waivers contained in the immediately preceding sentence shall not be deemed a waiver of any other covenants or conditions set forth in the Agreement, nor should they be deemed a waiver of future breaches of Sections 6.12(d) and 6.12(e) of the Agreement.

This letter may be executed in any number of counterparts.

Very truly yours,

NORWEST BANK MINNESOTA,                 NORWEST BANK MINNESOTA,
 NATIONAL ASSOCIATION, Agent             NATIONAL ASSOCIATION, Lender

By: /s/ Laura Oberst                    By: /s/ Laura Oberst
        Laura Oberst,                           Laura Oberst,
        Vice President                          Vice President

WEST ONE BANK, IDAHO, Lender

By: /s/ Jim Henken
Its Vice President